UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2026

Envela Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada	1-11048	88-0097334
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 Gateway Drive, Suite 100, Irving, Texas 75038
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 587-4049
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock, par value $0.01 per share	ELA ELA	NYSE American NYSE Texas

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to Vote of Security Holders.

On June 24, 2026, Envela Corporation (the "Company”) held its 2026 annual meeting (the "Annual Meeting”) of stockholders (the "Stockholders”) at the Company’s corporate office at 1901 Gateway Drive, Irving, Texas 75038.

The matters submitted to the Stockholders for a vote at the Annual Meeting were set forth in the Company’s Definitive Proxy Statement, which was filed with the Securities and Exchange Commission on April 27, 2026 (the "Proxy Statement”) and distributed to the Stockholders. Stockholders representing 24,850,393 or 95.71% of the shares of the Common Stock outstanding and entitled to vote as of the record date, May 5, 2026, were represented at the meeting either in person or by proxy. The matters proposed to the Stockholders for a vote were:

1.	The election of each of John R. Loftus, Vince C. Ackerson, Alexandra C. Griffin, Jim R. Ruth, Richard D. Schepp, and Vicky C. Teherani as members of the Company’s Board of Directors (the “Board of Directors”); and

2.	The ratification of the Company’s appointment of Whitley Penn LLP (“Whitley Penn”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The final voting results of the Annual Meeting are set forth below.

Proposal One

The nominees named in the Proxy Statement (the "Proxy Statement Nominees”) were elected to the Board of Directors to serve until the next annual meeting of Stockholders and until their respective successors are duly elected and qualified (or until their death, resignation, or removal, if earlier). The Proxy Statement Nominees were the only nominees to receive votes for their election at the meeting, and they constitute the six nominees receiving the highest number of votes in favor of their election as directors. The results of the vote with respect to their respective elections were as follows:

Nn
Nominees	Votes For	Votes Withheld	Broker Non-Votes
John R. Loftus	21,099,152	1,384,936	2,366,305
Vince C. Ackerson	22,447,304	36,784	2,366,305
Alexandra C. Griffin	22,465,388	18,700	2,366,305
Jim R. Ruth	21,311,090	1,172,998	2,366,305
Richard D. Schepp	22,473,823	10,265	2,366,305
Vicky C. Teherani	22,472,068	12,020	2,366,305

Proposal Two

The proposal to ratify the Company’s appointment of Whitley Penn as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,845,964	3,451	978	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVELA CORPORATION
(Registrant)

Date: June 24, 2026	By:	/s/ John G. DeLuca
John G. DeLuca
Chief Financial Officer
(Principal Accounting and Financial Officer)

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